UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2021

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wesley Street
Hamilton HM 11, Bermuda
(Address of principal executive offices)

(441) 278-3140
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	SG	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Financial Statements of Sirius International Insurance Group, Ltd.

As previously disclosed, Sirius International Insurance Group, Ltd., an exempted Bermuda company limited by its shares (“Sirius Group”), entered into an Agreement and Plan of Merger, dated as of August 6, 2020 (the “Merger Agreement”), by and among Sirius Group, Third Point Reinsurance Ltd., a Bermuda company (“TPRE”), and Yoga Merger Sub Ltd., a wholly owned subsidiary of TPRE (“Merger Sub”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Sirius Group, with Sirius Group surviving as a wholly owned subsidiary of TPRE (the “Merger”). The Merger is more fully described in Sirius Group’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2020.

Sirius Group is filing this Current Report on Form 8-K to provide the audited consolidated financial statements of Sirius Group which include consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of (loss), of comprehensive (loss), of shareholders’ equity and of cash flows for each of the three years in the periods ended December 31, 2020, 2019 and 2018, including the related notes prior to the closing of the Merger.

Attached hereto as Exhibit 23.1 is the consent of PricewaterhouseCoopers LLP, the independent registered public accounting firm of Sirius Group, related to the above-referenced audited consolidated financial statements of Sirius Group filed as Exhibit 99.1 to this Current Report on Form 8-K.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith.

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated Audited Financial Statements of Sirius International Insurance Group, Ltd. for the years ended December 31, 2020 and 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius International Insurance Group, Ltd.

By: /s/ Ralph A. Salamone
Name: Ralph A. Salamone
Title: Chief Financial Officer

Date: February 25, 2021